SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-CORDANT TECHNOLOGIES

                    GABELLI FOUNDATION
                                 5/19/00           20,000-           57.0000
                    MJG ASSOCIATES, INC.
                                 5/19/00            2,000-           57.0000
                    MARIO J. GABELLI
                                 5/19/00           20,000-           57.0000
                    GABELLI PERFORMANCE PARTNERSHIP
                                 5/19/00           20,000-           57.0000
                    GABELLI MULTI MEDIA PARTNERSHIP
                                 5/19/00           10,000-           57.0000
                                 5/12/00            5,000            56.8125
                    GABELLI INTERNATIONAL LTD #2
                                 5/19/00           10,000-           57.0000
                    GABELLI INTERNATIONAL LTD
                                 5/19/00           18,500-           57.0000
                    GABELLI ASSET MANAGEMENT INC.
                                 5/19/00           60,400-           57.0000
                                 5/08/00           10,400            56.7500
                    GAMCO INVESTORS, INC.
                                 5/19/00        1,287,500-           57.0000
                                 5/19/00          152,500-           57.0000
                                 5/03/00            8,000-           56.6250
                                 5/03/00           12,600            56.6250
                                 5/03/00            8,000            56.6250
                                 5/01/00            4,300            56.6250
                                 4/28/00           17,000            56.6250
                                 4/28/00           10,000            56.6250
                                 4/26/00            8,300-           56.4947
                                 4/26/00            7,600            56.5000
                                 4/18/00            2,000            56.3895
                                 4/18/00            2,000-           56.4250
                    GABELLI ASSOCIATES LTD
                                 5/19/00           50,000            56.8750
                                 5/18/00           11,600            56.8125
                                 5/17/00           14,000            56.8125
                                 5/16/00           15,000            56.8125
                                 5/10/00            4,300            56.7500
                                 5/09/00           17,200            56.7500
                                 5/08/00            5,000            56.7500
                                 5/02/00            5,000            56.5625
                    GABELLI ASSOCIATES FUND
                                 5/19/00           30,000            56.8750
                                 5/19/00          180,000-           57.0000








                                                SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-CORDANT TECHNOLOGIES

                    GABELLI GROUP CAPITAL PARTNERS
                                5/19/00           50,000-           57.0000
                    GABELLI & COMPANY
                                 5/19/00           15,000-           57.0000
                    GABELLI&CO PROFIT SHARING PLAN
                                 5/19/00           15,000-           57.0000
          GABELLI FUNDS, LLC.
                         GABELLI MATHERS FUND
                                 5/19/00           90,000-           57.0000
                         GABELLI UTILITY TRUST FUND
                                 5/19/00           20,700-           57.0000
                         GABELLI EQUITY TRUST
                                 5/19/00          250,000-           57.0000
                         GABELLI CONVERTIBLE SECURITIES FUND
                                 5/19/00           50,000-           57.0000
                                 4/28/00           10,000            56.6571
                         GABELLI ASSET FUND
                                 5/19/00          458,000-           57.0000
                                 4/28/00            8,000            56.6571
                         GABELLI CAPITAL ASSET FUND
                                 5/19/00           70,000-           57.0000
                                 5/12/00           20,000            56.8625
                         GABELLI ABC FUND
                                 5/19/00          170,000-           57.0000
                                 5/19/00           30,000            56.9875
                                 5/12/00           40,000            56.8625
                                 4/28/00           10,000            56.6571
                    ALCE PARTNERS
                                 5/19/00           12,000-           57.0000
                                 5/12/00            6,000            56.8125


          (1) THE DISPOSITIONS ON 5/19/00 WERE IN CONNECTION WITH THE TENDER OFFER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.


          (2) PRICE EXCLUDES COMMISSION.